EXHIBIT 10.13
                             THIRD AMENDMENT TO
                          ET SECURITIES AGREEMENT


     This THIRD AMENDMENT TO ET SECURITIES AGREEMENT (this "Amendment") is made as of March 9, 1995 by and between GLENAYRE TECHNOLOGIES, INC. (formerly "N-W Group, Inc."), a Delaware corporation ("N-W"), and each of the persons whose name is subscribed to this Amendment (each a "GEM Employee" and collectively the "GEM Employees"). Capitalized terms used herein without definition shall have the meanings herein as set forth in that certain ET Securities Agreement dated as of November 10, 1992, as amended by the First Amendment to ET Securities Agreement dated as of December 29, 1992 and the Second Amendment to ET Securities Agreement dated as of March 17, 1994 (collectively, the "ET Securities Agreement") by and between the parties hereto.

                              R E C I T A L S:

     WHEREAS, the  parties hereto entered into the ET Securities Agreement;
and

     WHEREAS, the parties hereto desire to amend the ET Securities Agree-ment to release all restrictions on the transferability of the "$11.00 Shares" (as defined in the ET Securities Agreement) pursuant to Section 3 of the ET Securities Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     22.  Amendments.   The ET Securities  Agreement is  hereby amended  as
follows:

          (a) Section 3 of the ET Securities Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

               "3. [Intentionally Omitted]"

          (b) Section 7(e) of the ET Securities Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

               "(e) [Intentionally Omitted]"

          (c) Section 7(k) of the ET Securities Agreement is hereby amended to provide that any notice to be mailed to N-W shall be mailed to the following address: 4201 Congress Street, Suite 455, Charlotte, North Carolina 28209, Attention: Corporate Secretary.




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     23.  Reference to and Effect on the ET Securities Agreement.

          (a) Each reference in the ET Securities Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the ET Securities Agreement shall mean and be a reference to the ET Securities Agreement, as amended by this Amendment.

          (b) The ET Securities Agreement, as amended by this Amendment, shall remain in full force and effect and is hereby ratified and confirmed.

     24.  Miscellaneous.

          (a) Binding Agreement. This Amendment shall bind and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of each GEM Employee and N-W; provided, however, that a GEM
Employee may not assign any of the GEM Employee's rights or obligations hereunder without the prior written consent of N-W in each instance.

          (b)  Governing Law.   This  Amendment  shall be  governed by  and
construed in accordance with the laws of the State of New York without regard to the conflicts of laws rules thereof.

          (c) Entire Agreement. This Amendment, together with the ET Securities Agreement, constitutes the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating thereto.

          (d) Headings. Introductory headings at the beginning of each section of this Amendment are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section.

          (e) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.


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     IN  WITNESS  WHEREOF,  the  parties  hereto  have  duly  executed this
Amendment as of the day and year first above written.

                              GLENAYRE TECHNOLOGIES, INC.


                               s/Ramon D. Ardizzone
                              Ramon D. Ardizzone
                              President


                              GEM EMPLOYEES


                               s/John Hurley
                              John Hurley


                               s/Ramon D. Ardizzone
                              Ramon D. Ardizzone


                               s/Phil Bradley
                              Phil Bradley


                               s/Gary Smith
                              Gary Smith


                               s/Dan Case
                              Dan Case


                               s/Eric White
                              Eric White


                               s/Michael Hodson
                              Michael Hodson




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